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                                                                    EXHIBIT 99.1

                             SUMMIT PROPERTIES INC.

                             ARTICLES SUPPLEMENTARY

                                2,200,000 SHARES

         8.75% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK


                  Summit Properties Inc., a Maryland corporation (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

                  FIRST: Pursuant to Article III of the Articles of Amendment and Restatement of the Company heretofore filed with the Department, as amended (the "Charter"), 25,000,000 shares of preferred stock par value $.01 per share ("Preferred Stock") have been authorized as a separate class of stock.

                  SECOND: Pursuant to authority expressly vested in the Board of Directors of the Company (the "Board of Directors") pursuant to Article III of the Charter and by Section 2-208(a) of the Maryland General Corporation Law (the "MGCL"), the Board of Directors by resolutions duly adopted on September 1, 1999 designated and authorized the issuance of a maximum of 2,200,000 shares of 8.75% Series C Cumulative Redeemable Perpetual Preferred Stock, set all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other terms and conditions of such series of Preferred Stock, and designated the same as the "8.75% Series C Cumulative Redeemable Perpetual Preferred Stock".

                  THIRD: The 8.75% Series C Cumulative Redeemable Perpetual Preferred Stock of the Company created by the resolutions duly adopted by the Board of Directors of the Company and referred to in Article SECOND of these Articles Supplementary shall have the following designation, number of shares, preferences and other rights, voting powers, restrictions and limitation as to dividends, qualifications, terms and conditions of redemption and other terms and conditions:

                  SECTION 1. Designation and Number. A series of Preferred Stock, designated the "8.75% Series C Cumulative Redeemable Perpetual Preferred Stock" (the "Series C Preferred Stock") is hereby established. The number of shares of Series C Preferred Stock shall be 2,200,000.

                  SECTION 2. Rank. The Series C Preferred Stock will, with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of



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the Company, rank senior to all classes or series of Common Stock (as defined in the Charter) and to all classes or series of equity securities of the Company now or hereafter authorized, issued or outstanding (including, without limitation, the Series A Junior Preferred Stock (as hereinafter defined) and any equity securities ranking on parity with such Series A Junior Preferred Stock), other than any class or series of equity securities of the Company expressly designated as ranking on a parity with or senior to the Series C Preferred Stock as to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Company. For purposes of these Articles Supplementary, the term "Parity Stock" shall be used to refer to any class or series of equity securities of the Company now or hereafter authorized, issued or outstanding expressly designated by the Company to rank on a parity with Series C Preferred Stock with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Company. Without limiting the foregoing, the Series C Preferred Stock and the Company's 8.95% Series B Cumulative Redeemable Perpetual Preferred Stock are hereby expressly designated by the Company to rank on a parity with each other with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Company. The term "equity securities" does not include convertible debt securities, which will rank senior to the Series C Preferred Stock.

                  SECTION 3. Distributions. (a) Payment of Distributions. Subject to the rights of holders of Parity Stock and holders of equity securities ranking senior to the Series C Preferred Stock, holders of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate per annum of 8.75% of the $25.00 liquidation preference per share of Series C Preferred Stock; provided, however, that in addition to the foregoing, each holder of a share of Series C Preferred Stock shall, as of the date of its issuance, be entitled to receive, when, as and if declared by the Board of Directors of the Company, out of funds legally available for the payment of distributions, a preferential cash distribution in an amount equal to any accrued and unpaid quarterly distributions attributable to the applicable Series C Preferred Unit (as defined in the Amended and Restated Agreement of Limited Partnership of Summit Property Partnership, L.P., as amended through the date hereof (the "Partnership Agreement")), whether or not declared, up to the date such Series C Preferred Unit was validly exchanged into such share of Series C Preferred Stock in accordance with the provisions of such Partnership Agreement. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable: (i) quarterly in arrears, for the first three quarters on the last day (or, if not a Business Day (as hereinafter defined), the next succeeding Business Day) of each of March, June and September, and for the last quarter on December 21st (or if not a Business Day, the next succeeding Business Day) of each year commencing on the first of such dates to occur after the original date of issuance; and (ii) in the event of a redemption, on the redemption date (each a "Preferred Stock Distribution Payment Date"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve (12) 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of


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days elapsed in such period; provided, however, that for each calendar year (x)
the amount of the distribution for the period November 1 through December 21 shall be computed on the basis of two 30-day months plus twenty-one (21) days and (y) the amount of the distribution for the period December 22 through March 31 shall be computed on the basis of three 30-day months plus nine (9) days. If any date on which distributions are to be made on the Series C Preferred Stock is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Stock will be made to the holders of record of the Series C Preferred Stock on the relevant record dates to be fixed by the Board of Directors of the Company, which record dates shall be the twentieth (20th) day of the calendar month in which the applicable Preferred Stock Distribution Payment Date falls or on such earlier date designated by the Board of Directors as the record date for such distribution that is not more than thirty (30) days prior to such Preferred Stock Distribution Payment Date (each a "Distribution Record Date").

                  The term "Business Day" shall mean each day, other than a Saturday or Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                  (b) Prohibition on Distributions. No dividends on shares of Series C Preferred Stock shall be authorized by the Board of Directors of the Company or paid or set apart for payment by the Company at any such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent that such authorization or payment shall be restricted or prohibited by law. In determining whether a distribution (other than upon voluntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Company or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series C Preferred Stock will not be added to the Company's total liabilities.

                  (c) Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series C Preferred Stock will accrue whether or not the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Company has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared. Accrued but unpaid distributions on the Series C Preferred Stock will accumulate as of the Preferred Stock Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Preferred Stock Distribution Payment Date to holders of record of the Series C Preferred Stock


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on the record date fixed by the Board of Directors, which date shall not exceed thirty (30) days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                  (d) Priority as to Distributions. (i) So long as any Series C Preferred Stock is outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Common Stock or any class or series of other stock of the Company ranking junior as to the payment of distributions or rights upon voluntary or involuntary dissolution, liquidation or winding up of the Company to the Series C Preferred Stock (such Common Stock or other junior stock, including the Series A Junior Participating Cumulative Preferred Stock classified and designated pursuant to those certain Articles Supplementary relating thereto and approved for recording by the Department on December 15, 1998 (the "Series A Junior Preferred Stock"), collectively, "Junior Stock"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series C Preferred Stock, any Parity Stock or any Junior Stock, unless, in each case, all distributions accumulated on all Series C Preferred Stock and all classes and series of outstanding Parity Stock have been paid in full (or a sum sufficient for such full payment has been irrevocably deposited in trust for payment). The foregoing sentence will not prohibit: (A) distributions payable solely in Junior Stock; (B) the conversion of Junior Stock or Parity Stock into Junior Stock; and
(C) purchase by the Company of such Series C Preferred Stock, Parity Stock or Junior Stock pursuant to Section 4.5.7 of the Charter.

                           (ii) At any time when the Company is in arrears on
the payment of distributions on the Series C Preferred Stock for a prior distribution period (and a sum sufficient for the full distribution then payable is not irrevocably deposited in trust for payment), all distributions authorized and declared on the Series C Preferred Stock and all classes or series of outstanding Parity Stock with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per share of Series C Preferred Stock and such other classes or series of Parity Stock shall in all cases bear to each other the same ratio that accrued distributions per share on the Series C Preferred Stock and such other classes or series of Parity Stock (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Stock does not have cumulative distribution rights) bear to each other. Any distribution payment made on the Series C Preferred Stock shall be credited against the earliest accrued but unpaid distribution due with respect to such Series C Preferred Stock which remains payable.

                  (e) No Further Rights. Holders of Series C Preferred Stock shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                  SECTION 4. Liquidation Preference. (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Stock with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company and subject to equity securities ranking senior to the Series C Preferred Stock with respect to rights upon any


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voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Company legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Company, but before any payment or distributions of the assets shall be made to holders of Common Stock or any other class or series of shares of the Company that ranks junior to the Series C Preferred Stock as to rights upon liquidation, dissolution or winding-up of the Company, an amount equal to the sum of: (i) a liquidation preference of $25.00 per share of Series C Preferred Stock; and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series C Preferred Stock and any Parity Stock as to rights upon liquidation, dissolution or winding-up of the Company, all payments of liquidating distributions on the Series C Preferred Stock and such Parity Stock shall be made so that the payments on the Series C Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that the aggregate amounts to which such holder of the Series C Preferred Stock and such other Parity Stock (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Stock does not have cumulative distribution rights) would otherwise be respectively entitled upon liquidation, dissolution or winding-up of the Company bear to each other.

                  (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Company, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty (60) days prior to the payment date stated therein, to each record holder of the Series C Preferred Stock at the respective addresses of such holders as the same shall appear on the share transfer records of the Company.

                  (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Stock will have no right or claim to any of the remaining assets of the Company.

                  (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company to, or the consolidation or merger or other business combination of the Company with or into, any other corporation, trust or other entity (or of any corporation, trust or other entity with or into the Company) or a statutory share exchange shall not be deemed to constitute a liquidation, dissolution or winding-up of the Company.

                  SECTION 5. Optional Redemption. (a) Right of Optional Redemption. Subject to Article IV of the Charter as supplemented by Section 7 hereof, which shall apply in its entirety to the Series C Preferred Stock, the Series C Preferred Stock may not be redeemed prior to SEPTEMBER 3, 2004. On or after such date, the Company shall have the right to


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redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days' written notice, at a redemption price, payable in cash, equal to $25.00 per share of Series C Preferred Stock plus accumulated and unpaid distributions, whether or not declared, to the date of redemption. If fewer than all of the outstanding shares of Series C Preferred Stock are to be redeemed pursuant to this Section 5(a), the shares of Series C Preferred Stock to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares).

                  (b) Limitation on Redemption. (i) The redemption price of the Series C Preferred Stock (other than the portion thereof consisting of accumulated but unpaid distributions and other than for redemptions pursuant to
Article IV of the Charter as supplemented by Section 7 hereof) will be payable solely out of the sale proceeds of capital stock of the Company and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock), shares, depositary receipts, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                           (ii) Subject to Article IV of the Charter as
supplemented by Section 7 hereof, which shall apply in its entirety to Series C Preferred Stock, the Company may not redeem fewer than all of the outstanding shares of Series C Preferred Stock unless all accumulated and unpaid distributions have been paid on all outstanding Series C Preferred Stock for all quarterly distribution periods terminating on or prior to the date of redemption.

                  (c) Procedures for Redemption. (i) Notice of redemption will be (y) faxed, and (z) mailed by the Company, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record of the Series C Preferred Stock to be redeemed at their respective addresses as they appear on the transfer records of the Company. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Stock except as to the holder to whom such notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series C Preferred Stock may be listed or admitted to trading, each such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series C Preferred Stock to be redeemed; (D) the place or places where such shares of Series C Preferred Stock are to be surrendered for payment of the redemption price; (E) that distributions on the Series C Preferred Stock to be redeemed will cease to accumulate on such redemption date; and (F) that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series C Preferred Stock. If fewer than all of the shares of Series C Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series C Preferred Stock held by such holder to be redeemed, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding shares of Series C Preferred Stock that the


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total number of shares of Series C Preferred Stock held by such holder represents) of the aggregate number of shares of Series C Preferred Stock to be redeemed.

                           (ii) If the Company gives a notice of redemption in
respect of Series C Preferred Stock (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Company will deposit irrevocably in trust for the benefit of the Series C Preferred Stock being redeemed funds sufficient to pay the applicable redemption price, plus any accumulated and unpaid distributions, whether or not declared, if any, on such shares to the date fixed for redemption, without interest, and will give irrevocable instructions and authority to pay such redemption price and any accumulated and unpaid distributions, if any, on such shares to the holders of the Series C Preferred Stock upon surrender of the certificate evidencing the Series C Preferred Stock by such holders at the place designated in the notice of redemption. If fewer than all Series C Preferred Stock evidenced by any certificate is being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series C Preferred Stock, evidencing the unredeemed Series C Preferred Stock without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Stock or portions thereof called for redemption, unless the Company defaults in the payment or deposit, in accordance with the foregoing, of the redemption price. If any date fixed for redemption of Series C Preferred Stock is not a Business Day, then payment of the redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price or any accumulated or unpaid distributions in respect of the Series C Preferred Stock is improperly withheld or refused and not paid by the Company, distributions on such Series C Preferred Stock will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable redemption price and any accumulated and unpaid distributions.

                           (iii) The deposit of funds in trust for the purpose
of redeeming Series C Preferred shall be irrevocable except that:

                                    (A) the Company shall be entitled to receive
         from such bank or trust corporation the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

                                    (B) any balance of monies so deposited by
         the Company and unclaimed by the holders of the Series C Preferred entitled thereto at the expiration of two years from the applicable redemption dates shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the


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         holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.

                  (d) Status of Redeemed Stock. Any Series C Preferred Stock that shall at any time have been redeemed shall after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to class or series until such shares are once more designated as part of a particular class or Series C by the Board of Directors.

                  SECTION 6. Voting Rights. (a) General. Holders of the Series C Preferred Stock will not have any voting rights, except as set forth below.

                  (b) Right to Elect Directors. If the sum of (i) the number of quarterly dividends (whether or not consecutive) payable on shares of Series C Preferred Stock that are in arrears and (ii) the number of unpaid quarterly distributions attributable to the applicable Series C Preferred Units for which such shares of Series C Preferred Stock were exchanged and for which the holder of such shares is hereunder entitled to distributions equals or exceeds six (a "Preferred Distribution Default"), the number of directors then constituting the Board of Directors will be automatically increased by two (2), and the holders of the shares of Series C Preferred Stock, voting together as a single class with the holders of shares of any other class or series of Parity Stock upon which like voting rights have been conferred and are exercisable (the Series C Preferred Stock and any such other class or series, the "Voting Preferred Stock"), will have the right to elect at any annual meeting of stockholders or a properly called special meeting of the holders of record of at least 20% of Voting Preferred Stock two (2) additional directors (each, a "Preferred Stock Director") who are nominees of any holder of Voting Preferred Stock to serve on the Board of Directors, which right shall continue until all such accrued but unpaid dividends have been authorized and paid or irrevocably set aside in trust for payment. At any such special meeting, all of the holders of the Voting Preferred Stock, by plurality vote, voting together as a single class without regard to series, will be entitled to elect two (2) directors on the basis of one vote per $25.00 of liquidation preference to which such Voting Preferred Stock are entitled by their terms (excluding amounts in respect of accumulated and unpaid dividends) and not cumulatively. At such time as all such accrued but unpaid dividends have been authorized and paid or irrevocably set aside in trust for payment, the right of the holders of the Voting Preferred Stock to elect such additional two (2) directors shall cease (but subject to revesting in the event of each and every Preferred Distribution Default), and the terms of office of all persons elected as directors by the holders of the Voting Preferred Stock shall forthwith terminate and the number of the Board of Directors shall automatically be reduced accordingly. At any time after the voting power described in this Section 6(b) shall have been so vested in the holders of shares of Voting Preferred Stock and prior to the termination of such voting power, the Secretary of the Company may, and upon the written request of the holders of at least 20% of the Series C Preferred Stock (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the holders of the Voting Preferred Stock for the election of the two (2) directors to be elected by them as herein provided; such call to be made by notice similar to that provided in the Bylaws of the Company for a special meeting of the stockholders or as


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required by law. If any such special meeting required to be called as provided in the immediately preceding sentence shall not be called by the Secretary within twenty (20) days after receipt of any such request, then the holders of at least 20% of the shares of Voting Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Company. The directors elected at any such special meeting shall serve until the next annual meeting of the stockholders or special meeting held in lieu thereof and until their respective successors are duly elected and qualified, if such directorship shall not have previously terminated as above provided. Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of two-thirds of the outstanding shares of the Series C Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a class with all other series of Parity Stock upon which like voting rights have been conferred and are exercisable). So long as a Preferred Distribution Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Voting Preferred Stock when they have the voting rights set forth in Section 6(b) (voting together as a single class with all other series of Parity Stock upon which like voting rights have been conferred and are exercisable).

                  (c) Certain Voting Rights. So long as any Series C Preferred Stock or Series C Preferred Units remains outstanding, the Company shall not, without the affirmative vote of the holders of the Series C Preferred Stock outstanding and the Series C Preferred Units outstanding at the time, if any, which if the Series C Preferred Stock and Series C Preferred Units voted together as a single class would represent two-thirds of the combined outstanding Series C Preferred Shares and Series C Preferred Units: (i) designate or create, or increase the authorized or issued amount of, any class or series of shares ranking senior to the Series C Preferred Stock with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the Company into any such senior shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such senior shares;
(ii) issue any shares of Parity Stock to a Company Affiliate (as hereinbelow defined), reclassify any authorized shares of the Company held by a Company Affiliate into any such shares of Parity Stock or issue any obligation or security convertible into or evidencing the right to purchase any such shares of Parity Stock to a Company Affiliate (any such issuance or reclassification, referred to as an "Affiliate Parity Placement"); provided, however, that notwithstanding the foregoing provisions of this clause (ii) the Company may effect any Affiliate Parity Placement to the extent such placement is upon terms no more favorable to such Company Affiliate than those that Company, in the good faith determination of its Board of Directors, would be willing to offer to an unrelated party in an arm's length transaction (such placement, an "Exempt Affiliate Parity Placement"); or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity, or (B) amend, alter or repeal the provisions of the Charter (including these Articles Supplementary) or Bylaws, whether by merger, consolidation or otherwise, in each case that would materially and adversely affect the


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powers, special rights, preferences, privileges or voting powers of the Series C
Preferred Stock or the holders thereof as set forth in these Articles Supplementary; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Company's assets as an entirety, so long as (1) the Company is the surviving entity and the Series C Preferred Stock remains outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes the Series C Preferred Stock for other preferred stock having substantially the same terms and same rights as the Series C Preferred Stock, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall be deemed not to materially and adversely to affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Stock or the holders thereof and provided further that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock or obligation or security convertible into or evidencing the right to purchase any such Preferred Stock, or any increase in an amount of authorized shares of each class or series, in each case ranking either
(y) junior to the Series C Preferred Stock with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity with the Series C Preferred Stock with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up (other than for Affiliate Parity Placements that are not Exempt Affiliate Parity Placements), shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting powers of the Series C Preferred Stock or the holders thereof. For purposes hereof (i) "Company Affiliate" shall mean any Person controlled by, controlling or under common control with the Company; (ii) "control" means the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person and (iii) "Person" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual entity in its own or representative capacity.

                  SECTION 7. Excess Share Provisions. (a) The Series C Preferred Stock is subject to the provisions of Article IV of the Charter, including, without limitation, the provision therein for the redemption of Excess Stock as supplemented by the provisions of this Section 7(a).

                           (b) For purposes of applying the Ownership Limit
contained in Section 4.2 of the Charter to holders of any class or series of Preferred Stock, (i) shares of Common Stock and all other classes and series of Preferred Stock shall be deemed to have no value, the effect of this provision being that the Ownership Limit with respect to each class or series of Preferred Stock shall be 9.8% of the number of outstanding shares of such class or series of Preferred Stock and (ii) a person shall be deemed to own any shares beneficially owned by such person pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                  SECTION 8. No Conversion Rights. The holders of the Series C Preferred Stock shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Company.

                  SECTION 9. No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series C Preferred Stock.

                  SECTION 10. No Preemptive Rights. No holder of the Series C Preferred Stock shall, as such holder, have any preemptive rights to purchase or subscribe for additional shares of stock of the Company or any other security of the Company which it may issue or sell.

                  FOURTH: The Series C Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

                  FIFTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

                  SIXTH: The undersigned President of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused Articles Supplementary to be executed under seal in its name and on its behalf by its Vice President and attested to by its Secretary on this 3rd day of September, 1999.

                                 SUMMIT PROPERTIES INC.


                                 By: /s/ Michael G. Malone
                                     -------------------------------------------
                                     Michael G. Malone
                                     Senior Vice President and General Counsel



         [SEAL]

         ATTEST:


         /s/ Judith M. Roller
         -----------------------------
         Name: Judith M. Roller
         Title: Asst. Secretary



                                       S-1